UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 I.C. 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Earliest Event Report (Date of earliest reported): August 5, 2005

HYDRON TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4400 34th Street North, Suite F,
St. Petersburg, FL 33714
(Address of principal executive offices)

(954) 861-6400
(Registrant’s telephone number, including area code)

Copy to:
Robert C. Brighton, Jr., Esq.
Ruden McClosky Smith Schuster & Russell, P.A.
200 East Broward Boulevard
Fort Lauderdale, FL 33301
Phone: (954) 527-2473
Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Terrence S. McGrath , Chief Operating Officer resigned effective August 5, 2005 in order to pursue other career opportunities. Mr. McGrath’s responsibilities will be assumed by Mr. David E. Pollock, Hydron's Chief Executive Officer. There were no disagreements by the Company or Mr. McGrath relating to the resignation.

Item 8.01 Other Events.

Hydron Technologies, Inc. has relocated its principal executive offices to 4400 34th Street North, Suite F, St. Petersburg, Fl 33714 effective August 5, 2005. The Registrant's telephone number will remain (954) 861-6400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

	BY:	/s/ Richard Banakus
Richard Banakus Chairman of the Board, Interim President
Dated: August 8, 2005